Exhibit 10.1

[Date]

Minerals Technologies Inc.
622 Third Avenue
New York, NY  10017

Dear                                      :

      This letter amends your change-in-control severance agreement as follows, effective as of the date hereof.

1.           Section 2(i)(A) is amended by replacing the phrase “15% or more of the combined voting power of the Company’s then outstanding securities” with “30% or more of the combined voting power of the Company’s then outstanding securities”.

2.           Section 2(i)(C) is amended by replacing the phrase “the stockholders of the Company approve” with “the Company consummates”.

3.           Section 2(i)(D) is amended by replacing the phrase “the stockholders of the Company approve” with “the Company consummates”.

      If you agree to this amendment, please sign and return the enclosed copy of this letter.

Sincerely,

MINERALS TECHNOLOGIES INC.

By:_________________________________                                            ___________________
[Print Name]                                                                                           Date

Agreed to by:

___________________________________                                              ___________________
[Print Name]                                                                                            Date